Dear Shareholder:

We are pleased to enclose the semi-annual report of the operations of the Montana Tax-Free Fund, Inc. for the six months ended June 30, 1999. The Fund's portfolio and related financial statements are presented within for your review.

As we end the first half of 1999, stabilizing global economies and the U.S. economy growing at what many economists believe is an unsustainable pace has lead the Federal Reserve to raise short-term interest rates a quarter of a percentage point. Strong consumer spending and a tight labor market were the primary factors for Mr. Greenspan's pre-emptive strike against a rise in inflation. Typically, a higher fed funds rate - the rate at which banks borrow from each other overnight - means higher rates for things such as mortgage loans, credit cards and savings accounts.

Anticipations of a Federal Reserve tightening have seen yields on the benchmark 30-year Treasury bond rise from a January yield of 5.07% to 5.97%.

Tax-free municipal yields have also risen from 5.06% to 5.33% on AAA rated bonds. This slower rise compared to Treasuries can be attributed to investor demand for tax-free bonds.

The Montana Tax-Free Fund, Inc. began the year at $10.05 and closed the six month period at $9.84. In anticipation of stronger economic growth, the Montana Tax-Free Fund, Inc. at times during the period utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose throughout the first half of the year. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Purchases during the first six months include Montana Health Facilities for Sisters of Charity, Montana Long Range Building, and Montana Health Facilitites for Providence Services.

Income exempt from federal and Montana income taxes with preservation of capital remain the chief objectives of the Fund.

Sincerely,




Monte L. Avery                       Robert E.Walstad
Chief Portfolio Strategist           President


Terms & Definitions
-------------------

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
A charge applied at the time of redemption, assuming redemption at the end of the period.

Coupon Rate or Face Rate
The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Lehman Brothers Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA" and "A" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.


PERFORMANCE & COMPOSITION
-------------------------

Portfolio Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA                         45.5
AA                          18.1
A                           16.6
BBB                         13.6
NR                           6.2

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.


Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
HC-Health Care              32.6
I-Industrial                26.4
H-Housing                   16.0
S-School                    10.5
GO-General Obligation        6.5
T-Transportation             3.5
WS-Water/Sewer               2.5
O-Other                      2.0

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.


COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
              Comparison of change in value of a $10,000 investment in the Montana Tax-Free Fund and the Lehman Brothers Municipal Bond Index

              Montana Tax-Free Fund                  Lehman Brothers
              w/o CDSC                               Municipal Bond Index
              -----------------------------------------------------------
8/12/1993     $10,000                                $10,000
1993          $10,268                                $10,363
1994          $10,093                                $ 9,827
1995          $11,390                                $11,543
1996          $12,019                                $12,055
1997          $12,736                                $13,164
1998          $13,201                                $14,018
6/30/99       $13,229                                $13,892


Average Annual Total Returns
----------------------------

                                  For periods ending June 30, 1999
                                                               Since Inception
                             1 year           5 year           Aug.12, 1993
------------------------------------------------------------------------------
Without CDSC.                2.25%            5.07%                4.87%
With CDSC.                  (1.65)%            NA                   NA
------------------------------------------------------------------------------

Putting Performance into Perspective
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Montana municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


Key Statistics
--------------

12-31-98 NAV (share value)            $10.05
06-30-99 NAV                          $ 9.84
Average Maturity                       22.2 years
Number of Issues                       78
Total Net Assets                      $63,557,051


Schedule of Investments June 30, 1999 (Unaudited)

Name of Issuer
Percentages represent the market value of each investment
category to total net assets
                                                               Rating
                                                              (Unaudited)    Coupon                  Principal       Market
                                                               Moody's/S&P   Rate      Maturity      Amount          Value
-----------------------------------------------------------------------------------------------------------------------------
MONTANA MUNICIPAL BONDS (99.9%)

Anaconda-Deer River Cty., MT (Arco) Solid Waste Facs. Rev.     A/A           6.375%    10/01/16    $ 1,500,000    $ 1,584,210
Billings, MT (West Park Village) Multi Hsg. Devl. Ref. Rev.    Aaa/AAA       5.550     12/01/32      2,500,000      2,503,650
Billings, MT Tax Increment Urban Renewal Ref.                  Baa/NR        7.100     03/01/08        650,000        692,647
Forsyth, MT (Montana Power) Pollution Control Rev. MBIA        Aaa/AAA       5.900     12/01/23        600,000        626,754
*Forsyth, MT (Montana Power) Pollution Control Rev. MBIA       Aaa/AAA       6.125     05/01/23      1,410,000      1,499,380
Forsyth, MT (Montana Power) Pollution Control Rev. Ref.        Baa-1/A-      6.125     05/01/23      1,220,000      1,266,836
Forsyth, MT (Montana Power) Pollution Control Rev. Ref.        Baa-1/A-      5.900     12/01/23        300,000        305,313
#Forsyth, MT (Montana Power) Pollution Control Rev. Ref.       Aaa/AAA       6.125     05/01/23      4,250,000      4,502,068
Forsyth, MT (Montana Power) Pollution Control Rev. Ref.        Aaa/AAA       5.900     12/01/23        225,000        235,033
*Forsyth, MT (Puget Sound) Pollution Control Rev. AMBAC        Aaa/AAA       7.050     08/01/21        750,000        804,352
*Forsyth, MT (Puget Sound) Pollution Control Rev. AMBAC        Aaa/AAA       6.800     03/01/22        565,000        608,465
Forsyth, MT (Puget Sound) Pollution Control Rev. MBIA          Aaa/AAA       5.875     04/01/20        540,000        561,325
*Great Falls, MT Water & Sewerage Rev. FGIC                    Aaa/AAA       6.400     08/01/12        300,000        324,243
Hamilton, MT (Valley View Estates) Nursing Home Rev.           NR/NR         7.250     05/01/26        250,000        263,325
Kalispell, MT Flathead Municipal Airport Auth.(Glacier Park)   NR/NR         6.300     06/01/17      2,190,000      2,205,045
Lewis & Clark Cty., MT Solid Waste Facs. Rev.                  A/NR          6.100     10/01/14        250,000        274,172
Lewis & Clark MT Environmental Rev (Asarco Project)            Baa-3/BBB-    5.600     01/01/27      2,800,000      2,686,684
Lewis & Clark MT Environmental Rev (Asarco Project)            Baa-3/BBB-    5.850     10/01/33        500,000        486,265
Lewistown, MT Water Syst. Rev.                                 NR/NR         5.700     07/01/15        435,000        462,814
Lewistown, MT Water Syst. Rev.                                 NR/NR         5.700     07/01/16        460,000        488,419
Montana ST (Long Range Bldg) G.O.                              Aa-3/AA-      5.000     08/01/16      1,080,000      1,064,610
Montana ST (Long Range Bldg) G.O.                              Aa-3/AA-      5.000     08/01/17      1,070,000      1,054,218
Montana ST (Long Range Bldg) G.O.                              Aa-3/AA-      5.000     08/01/18      1,250,000      1,231,100
MT (Broadwater Power) Coal Severance Tax Ref.                  A-1/AA-       6.875     12/01/17        445,000        468,937
MT Board of Hsg., Multifamily Mrtge. FHA                       Aa-1/NR       6.150     08/01/26        450,000        467,222
MT Board of Hsg., Single Family Mrtge.                         Aa/AA         6.150     06/01/30      1,165,000      1,214,617
MT Board of Hsg., Single Family Program                        Aa/AA+        6.400     12/01/35        490,000        501,902
MT Board of Hsg., Single Family Program                        Aa/AA+        6.400     12/01/27        305,000        318,664
MT Board of Hsg., Single Family Program                        Aa/AA+        6.500     12/01/32        150,000        155,654
MT Board of Hsg., Single Family Program                        Aa/AA+        6.100     12/01/24        620,000        632,741
MT Board of Hsg., Single Family Program                        Aa/AA+        6.300     06/01/08        150,000        159,602
MT Board of Hsg., Single Family Program                        Aa/AA+        6.750     12/01/14        135,000        144,189
MT Board of Hsg., Single Family Program                        Aa/AA+        6.900     06/01/25         55,000         57,480
MT Board of Hsg., Single Family Program                        Aa/AA+        6.700     12/01/26        205,000        215,115
MT Board of Hsg., Single Family Program FHA/VA                 Aa/AA+        6.350     06/01/27      1,040,000      1,077,055
MT Board of Hsg., Single Family Program FHA/VA                 Aa/AA+        6.250     12/01/17      2,070,000      2,168,014
MT Board of Hsg., Single Family Program FHA/VA                 Aa/AA+        6.550     12/01/25         65,000         67,500
MT Board of Hsg., Single Family Program FHA                    Aa-1/AA+      5.450     06/01/27        500,000        497,650
MT Board of Invmts.  (Workers Compensation) Ref MBIA           Aaa/AAA       6.875     06/01/11        200,000        213,764
MT Board of Invmts.  (Workers Compensation) Ref. MBIA          Aaa/AAA       6.875     06/01/20        145,000        154,951
MT Board of Invmts.  (Workers Compensation) Ref. Escrowed      Aaa/AAA       6.875     06/01/20         85,000         90,834
MT Board of Invmts.  (Workers Compensation) Ref. Escrowed      Aaa/AAA       6.875     06/01/20        270,000        288,530
MT Board of Regents (Univ.  of MT) Fac. Impvt. Rev. MBIA       Aaa/AAA       5.000     05/15/21        650,000        630,766
MT Hgr. Educ. Student  Assistance Corp. Rev.                   A/NR          6.500     12/01/12        250,000        268,612
MT Hgr. Educ. Student  Assistance Corp. Rev.                   A/NR          6.500     12/01/14        500,000        532,940
MT Hgr. Educ. Student  Assistance Corp. Rev.                   A/NR          5.500     12/01/31      2,000,000      1,958,420
MT Hlth. Facs. Auth. (Big Horn Hosp. - Hardin) Rev.            A/NR          5.100     02/01/18        300,000        291,243
MT Hlth. Facs. Auth. (Billings Clinic Deaconess) Rev. AMBAC    Aaa/AAA       5.250     02/15/20      1,700,000      1,664,385
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref.             NR/A+         5.750     06/01/08        100,000        103,261
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref.             NR/A+         5.000     06/01/18      1,500,000      1,433,475
MT Hlth. Facs. Auth. (Kalispell Regl. Hosp.) AMBAC             Aaa/AAA       5.000     07/01/18        250,000        241,952
MT Hlth. Facs. Auth. (Lewis & Clark Nursing Home) Rev.         A/NR          5.100     02/01/18        350,000        339,385
MT Hlth. Facs. Auth. (Lewis & Clark Office Proj.) Rev.         A/NR          5.100     02/01/18        150,000        145,450
MT Hlth. Facs. Auth. (Master  Loan Program) Rev.               A/NR          6.400     10/01/14        450,000        493,101
MT Hlth. Facs. Auth. (Missoula Community Medl. Ctr.) Rev.      NR/BBB-       6.375     06/01/18      2,830,000      2,993,546
MT Hlth. Facs. Auth. (Northern  MT Care Ctr.-Havre) Rev.       Baa-3/NR      6.350     09/01/15      1,000,000      1,048,490
MT Hlth. Facs. Auth. (Prerelease Ctr.) Rev.                    NR/BBB+       5.600     10/01/17        750,000        758,370
MT Hlth. Facs. Auth. (Providence Services) MBIA                NR/AAA        5.375     12/01/25      1,500,000      1,498,860
MT Hlth. Facs. Auth. (Providence Services) MBIA                NR/AAA        5.450     12/01/26        100,000        100,302
MT Hlth. Facs. Auth. (Sisters of Charity) Rev. MBIA            Aaa/AAA       5.125     12/01/18      1,800,000      1,773,414
MT Hlth. Facs. Auth. (Sisters of Charity) Rev. MBIA            Aaa/AAA       5.000     12/01/24      2,620,000      2,545,775
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev. AMBAC    Aaa/NR        5.000     06/01/18      1,340,000      1,307,036
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev. AMBAC    Aaa/NR        5.000     06/01/22      1,525,000      1,471,732
MT Hlth. Facs. Rev. (Toole Cty, Marias Heritage Project)       NR/NR         6.375     11/01/22        200,000        199,934
MT Hlth. Facs. Rev. (Toole Cty, Marias Heritage Project)       NR/NR         6.500     11/01/27        285,000        285,844
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev.                A/NR          6.300     06/01/14        500,000        548,405
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev.                A/NR          6.400     06/01/19        930,000        984,358
MT State Hlth. Facs. Auth. (St. Patrick's Hosp.) Rev. AMBAC    Aaa/AAA       6.625     09/01/12        195,000        208,221
MT State Univ. Rev. MBIA                                       Aaa/AAA       5.250     11/15/13      1,165,000      1,197,399
*MT State Univ. Rev. MBIA                                      Aaa/AAA       5.625     11/15/25      1,000,000      1,022,870
MT State Univ. Rev. MBIA                                       Aaa/AAA       5.375     11/15/21        500,000        501,220
Phillips Cty., MT Eastern School Dist. #14 School Bldg. G.O.  Aaa/AAA       5.600     07/01/16        155,000        162,296
Phillips Cty., MT Eastern School Dist. #14 School Bldg. G.O.  Aaa/AAA       5.600     07/01/15        145,000        152,537
Phillips Cty., MT Eastern School Dist. #14 School Bldg. G.O.  Aaa/AAA       5.600     07/01/17        165,000        171,767
Phillips Cty., MT H School Dist. #A School Bldg. G.O. MBIA    Aaa/AAA       5.600     07/01/15        290,000        305,074
*Richland Cty., MT (MDU) Pollution Control Rev. FGIC           Aaa/AAA       6.650     06/01/22        600,000        655,356
Silver Bow (Butte-Silver Bow) Water Syst. Rev. FGIC           Aaa/AAA       6.500     11/01/14        275,000        301,430
University of MT Fac. Impvt. Rev. MBIA                         Aaa/AAA       5.000     05/15/17        600,000        592,416
                                                                                                                   ----------
TOTAL MONTANA MUNICIPAL BONDS (COST: $62,673,517)                                                                 $63,514,991
                                                                                                                   ----------
SHORT-TERM SECURITIES (2.0%)
Federated Tax-Free Trust 73                                                                                       $   299,657
Federated Intermediate Municipal Trust 78                                                                             986,515
                                                                                                                   ----------
TOTAL SHORT-TERM SECURITIES (COST: $1,304,657)                                                                    $ 1,286,172
                                                                                                                   ----------
TOTAL INVESTMENTS IN SECURITIES (COST: $63,978,174 )                                                              $64,801,163
OTHER ASSETS LESS LIABILITIES                                                                                      (1,244,112)
                                                                                                                   ----------
NET ASSETS                                                                                                        $63,557,051
                                                                                                                   ==========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


Financial Statements June 30, 1999

Statement of Assets and Liabilities June 30, 1999 (Unaudited)
-------------------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $63,978,174)               $ 64,801,163
     Receivable for fund shares sold                                            180,022
     Accrued dividends receivable                                                 5,366
     Accrued interest receivable                                                623,550
     Prepaid expenses                                                             5,950
                                                                            -----------
        Total Assets                                                       $ 65,616,051
                                                                            -----------

LIABILITIES
     Payable for fund shares redeemed                                      $     25,045
     Security purchase payable                                                1,603,013
     Bank overdraft                                                              87,598
     Dividends payable                                                          264,220
     Accrued expenses                                                            79,124
                                                                            -----------
        Total Liabilities                                                  $  2,059,000
                                                                            -----------

NET ASSETS                                                                 $ 63,557,051
                                                                            ===========

Net assets are represented by:
     Capital stock outstanding, at par                                     $      6,456
     Additional paid-in capital                                              63,869,257
     Accumulated undistributed net realized gain (loss) on investments       (1,141,651)
     Unrealized appreciation on investments                                     822,989
                                                                            -----------
          Total amount representing net assets applicable to
           6,455,981 outstanding shares of $.001 par value
          common stock (200,000,000 shares authorized)                     $ 63,557,051
                                                                            ===========
Net asset value per share                                                  $       9.84
                                                                            ===========


Statement of Operations for the six months ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------

INVESTMENT INCOME
    Interest                                                               $  1,639,521
    Dividends                                                                    34,856
                                                                            -----------
         Total Investment Income                                           $  1,674,377
                                                                            -----------

EXPENSES
    Investment advisory fees                                               $    184,937
    Distribution fees (12b-1)                                                   231,171
    Custodian fees                                                                4,657
    Transfer agent fees                                                          36,828
    Accounting service fees                                                      27,142
    Professional fees                                                             3,050
    Reports to shareholders                                                       1,249
    Directors fees                                                                2,100
    Transfer agent out of pockets                                                 3,487
    License, fees, and registrations                                              1,900
    Insurance expense                                                             2,010
                                                                            -----------
        Total Expenses                                                     $    498,531
     Less expenses waived or absorbed by the Fund's manager                     (97,834)
                                                                            -----------
         Total Net Expenses                                                $    400,697
                                                                            -----------
NET INVESTMENT INCOME                                                      $  1,273,680
                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                               $    (47,641)
     Futures transactions                                                       732,355
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                             (1,661,809)
     Futures                                                                   (178,023)
                                                                            -----------
     Net Realized And Unrealized Gain (Loss) on Investments
        and Futures                                                        $ (1,155,118)
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $    118,562
                                                                            ===========

The accompanying notes are an integral part of these financial statements.


Financial Statements June 30, 1999

Statement of Changes in Net Assets For the six months ended June 30, 1999, and the year ended December 31, 1998
--------------------------------------------------------------------------

                                                                                 For the Six
                                                                                 Months Ended            For the
                                                                                 June 30, 1999         Year Ended
                                                                                 (Unaudited)        December 31, 1998
                                                                                  -----------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                        $  1,273,680          $  2,273,282
    Net realized gain (loss) on investment and futures transactions                   684,714              (880,618)
    Net change in unrealized appreciation (depreciation) on investments
    and futures                                                                    (1,839,832)              563,938
                                                                                  -----------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations         $    118,562          $  1,956,602
                                                                                  -----------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income ($.21 and $.42, per share respectively) $ (1,273,680)         $ (2,273,282)
    Return of capital distributions ($.02 and $.05 per share, respectively)          (154,114)             (272,297)
    Distributions from net realized gain on investment
    and futures transactions                                                                0                     0
                                                                                  -----------------------------------
         Total Dividends and Distributions                                       $ (1,427,794)         $ (2,545,579)
                                                                                  -----------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                 $  7,851,398          $ 13,684,445
    Proceeds from reinvested dividends                                                886,068             1,658,612
    Cost of shares redeemed                                                        (2,750,035)           (3,624,331)
                                                                                  -----------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Capital
         Share Transactions                                                      $  5,987,431          $ 11,718,726
                                                                                  -----------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          $  4,678,199          $ 11,129,749

NET ASSETS, BEGINNING OF PERIOD                                                    58,878,852            47,749,103
                                                                                  -----------------------------------
NET ASSETS, END OF PERIOD                                                        $ 63,557,051          $ 58,878,852
                                                                                  ===================================

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements  June 30, 1999 (Unaudited)

Note 1.  ORGANIZATION

Montana Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on April 15, 1993, and commenced operations on August 12, 1993. The Fund's objective is to provide as high a level of current income exempt from federal and Montana income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of Montana tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management. The matrix system has been developed based on procedures approved by the Board of Directors and includes consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 1999, a net capital loss carryforward totaling $1,648,342, which may be used to offset capital gains realized during subsequent years through December 31, 2006.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain
(loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of June 30, 1999, there were 200,000,000 shares of $.001 par authorized; 6,455,981 and 5,857,896 were outstanding at June 30, 1999 and December 31, 1998, respectively.

Transactions in capital shares were as follows:

                                                           Shares
                                              ---------------------------------
                                              For the Six
                                              Months Ended       For the Year
                                              June 30, 1999         Ended
                                               (Unaudited)    December 31, 1998
                                              ---------------------------------
Shares sold                                      784,541          1,353,606
Shares issued on reinvestment of dividends        88,364            164,173
Shares redeemed                                 (274,820)          (359,336)
                                              ---------------------------------
Net increase (decrease)                          598,085          1,158,443
                                              =================================

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $164,160 of investment advisory fees after partial waiver for the six months ended June 30, 1999. The Fund has a payable to ND Money Management, Inc. of $29,779 at June 30, 1999 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has recognized $154,114 of 12b-1 fee expenses after partial waiver for the six months ended June 30, 1999. The Fund has a payable to Capital of $28,087 at June 30, 1999 for 12b-1 fees.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $36,828 of transfer agency fees for the six months ended June 30, 1999. The Fund has a payable to ND Resources, Inc. of $6,563 at
June 30, 1999 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $27,142 of accounting service fees for the six months ended
June 30, 1999.  The Fund has a payable to ND Resources, Inc. of 4,814 at
June 30, 1999 for accounting service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $8,576,081, and $1,066,356, respectively, for the six months ended June 30, 1999.

Note 6.  INVESTMENT IN SECURITIES

At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $63,978,174, and the net unrealized appreciation of investments based on the cost was $822,989, which is comprised of $1,388,074 aggregate gross unrealized appreciation and $565,085 aggregate gross unrealized depreciation.


Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                          For the      For the     For the     For the     For the     For the
                                                         Six Months      Year        Year        Year        Year       Year
                                                         Ended June     Ended       Ended       Ended       Ended      Ended
                                                          30, 1999     December    December    December    December   December
                                                         (Unaudited)   31, 1998    31, 1997    31, 1996    31, 1995   31, 1994
                                                         ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 10.05       $ 10.16     $ 10.07     $ 10.04     $  9.39    $ 10.07
                                                         ---------------------------------------------------------------------
Income from Investment Operations:
     Net investment income                               $   .21       $   .42     $   .46     $   .48     $   .51    $   .50
     Net realized and unrealized gain (loss)
     on investment and futures transactions                 (.19)         (.06)        .13         .06         .67       (.66)
                                                         ---------------------------------------------------------------------
         Total Income (Loss) From Investment Operations  $   .02       $   .36     $   .59     $   .54     $  1.18    $  (.16)
                                                         ---------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income                $  (.21)      $  (.42)    $  (.46)    $  (.48)    $  (.51)   $  (.50)
     Return of capital distributions                        (.02)         (.05)       (.04)       (.03)       (.02)      (.02)
     Distributions from net realized gains                   .00           .00         .00         .00         .00        .00
                                                         ---------------------------------------------------------------------
         Total Distributions                             $  (.23)      $  (.47)    $  (.50)    $  (.51)    $  (.53)   $  (.52)
                                                         ---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  9.84       $ 10.05     $ 10.16     $ 10.07     $ 10.04    $  9.39
                                                         =====================================================================
     Total Return                                        .42%(A)(C)    3.66%(A)    5.96%(A)    5.52%(A)   12.85%(A) (1.70)%(A)


Ratios/Supplemental Data:
     Net assets, end of period (in thousands)            $63,557       $58,879     $47,749     $34,803     $24,055    $11,956
     Ratio of net expenses (after expense
     assumption) to average net assets                   1.30%(B)(C)   1.30%(B)    1.17%(B)    0.96%(B)    0.66%(B)   0.46%(B)
     Ratio of net investment income to
     average net assets                                  4.12%(C)      4.18%       4.51%       4.76%       5.11%      5.06%
     Portfolio turnover rate                             1.78%         3.65%       7.91%       7.12%       7.39%     12.46

(A)  Excludes contingent deferred sales charge of 4%.

(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $97,834, $177,054, $60,969, $98,321, $99,757 and $87,483. If
     the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.62%, 1.63%, 1.32%, 1.29%, 1.22% and 1.46%, respectively.

(C)  Ratio is annualized

The accompanying notes are an integral part of these financial statements.